EX-99.B(h)cmssafid

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                                         EXHIBIT C
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                                                                Bond or
Name of Bond                                                    Policy No.        Insurer

Investment Company                                              87015199B         ICI
Blanket Bond Form                                                                 Mutual
                                                                                  Insurance
                                                                                  Company
     Fidelity                                $20,400,000
     Audit Expense                                50,000
     On Premises                              20,400,000
     In Transit                               20,400,000
     Forgery or Alteration                    20,400,000
     Securities                               20,400,000
     Counterfeit Currency                     20,400,000
     Uncollectible Items of
         Deposit                                  25,000
     Phone-Initiated Transactions             20,400,000
     Total Limit                              20,400,000

Directors and Officers/                                         87015199D         ICI
Errors and Omissions Liability                                                    Mutual
Insurance Form                                                                    Insurance
     Total Limit                             $10,000,000                          Company

Blanket Lost Instrument Bond (Mail Loss)                     30S100639551         Aetna
                                                                                  Life &
                                                                                  casualty


Blanket Undertaking Lost Instrument
     Waiver of Probate                                        42SUN339806         Hartford
                                                                                  Casualty
                                                                                  Insurance
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